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                                                                 Exhibit 10 (dd)

                                  AMENDMENT TO
                              EMPLOYMENT AGREEMENT

         This Amendment to Employment Agreement ("Amendment") is dated June 4, 2001, between WMS Industries Inc. with offices located at 800 S. Northpoint Boulevard, Waukegan, Illinois 60085 ("Corporation"), and Orrin J. Edidin, an individual residing at 830 Bermuda Dunes, Northbrook, Illinois 60062 (hereinafter called "Employee").

         WHEREAS, Employee and the Corporation are parties to that certain Employment Agreement dated May 8, 2001 (the "Agreement"); and

         WHEREAS, Employee and the Corporation desire to amend the Agreement as herein set forth:

         NOW, THEREFORE, in consideration of the terms and conditions and the covenants contained in the Agreement, and intending to be legally bound hereby, the parties hereto agree as follows:

Paragraph 4.2 is hereby deleted in its entirety and replaced with the following text:

         "4.2 The Corporation will establish a discretionary performance bonus program for Executive with respect to each fiscal year during the Term. The performance bonus will be an amount of up to seventy-five percent (75%) of Executive's then current base salary, and will be based upon the extent to which Executive and the Corporation achieve individual and corporate performance objectives and criteria established by the President of the Corporation for such fiscal year."

         Except as specifically modified or amended by the Amendment, all of the terms and conditions of the Agreement are unmodified and shall remain in full force and effect. In the event a discrepancy arises between the terms and conditions of the Agreement and the Amendment, this Amendment shall prevail.

IN WITNESS WHEREOF, the parties have executed this Agreement this 4th day of June, 2001.

                               WMS INDUSTRIES INC.

                               By: /s/ Louis J. Nicastro
                                   ------------------------------------------
                                   Louis J. Nicastro
                                   Chief Executive Officer


                               EMPLOYEE

                               By: /s/ Orrin J. Edidin
                                   ------------------------------------------
                                   Orrin J. Edidin